UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 9, 2014

DCP Holding Company

(Exact name of registrant as specified in its charter)

Ohio	0-51954	20-1291244
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Crowne Point Place, Sharonville, Ohio	45241
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (513) 554-1100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07 Submission of Matters to a Vote of Security Holders

The Company’s special meeting of shareholders was held on January 9, 2014. At the meeting, the shareholders voted on the following proposals:

PROPOSAL 1 - AMENDED ARTICLES PROPOSALS:

(A) To increase the number of authorized Class B Common Shares from 100,000 shares to 120,000 shares (Class A Common Shares and Class B Common Shares, voting as separate classes).

Class A Common Shares:

FOR 333	AGAINST 127	ABSTAIN 27	NON VOTE 0

Class B Common Shares:

FOR 5,044	AGAINST 1,464	ABSTAIN 275	NON VOTE 0

(B) To amend the terms of the Class B Common Shares to provide that the shares shall have voting rights and terms substantially similar to the Class A Common Shares (Class A Common Shares and Class B Common Shares, voting as separate classes).

Class A Common Shares:

FOR 306	AGAINST 153	ABSTAIN 28	NON VOTE 0

Class B Common Shares:

FOR 4,692	AGAINST 1,793	ABSTAIN 298	NON VOTE 0

(C) To create a new Class C Common Shares (Class A Common Shares and Class B Common Shares, voting as separate classes).

Class A Common Shares:

FOR 307	AGAINST 145	ABSTAIN 35	NON VOTE 0

Class B Common Shares:

FOR 4,714	AGAINST 1,694	ABSTAIN 375	NON VOTE 0

(D) To create a new Class D Common Shares (Class A Common Shares and Class B Common Shares, voting as separate classes).

Class A Common Shares:

FOR 302	AGAINST 145	ABSTAIN 40	NON VOTE 0

Class B Common Shares:

FOR 4,682	AGAINST 1,682	ABSTAIN 419	NON VOTE 0

(E) To eliminate pre-emptive rights of holders of Class A Common Shares with respect to new classes of voting shares (Class A Common Shares and Class B Common Shares, voting as separate classes).

Class A Common Shares:

FOR 291	AGAINST 162	ABSTAIN 34	NON VOTE 0

Class B Common Shares:

FOR 4,548	AGAINST 1,894	ABSTAIN 341	NON VOTE 0

(F) To provide for automatic conversion of Class A, Class B and Class C Common Shares. (Class A Common Shares and Class B Common Shares, voting as separate classes).

Class A Common Shares:

FOR 298	AGAINST 153	ABSTAIN 36	NON VOTE 0

Class B Common Shares:

FOR 4,603	AGAINST 1,794	ABSTAIN 386	NON VOTE 0

PROPOSAL 2 - AMENDED CODE PROPOSALS:

Class A Common Shares

(A) To amend and establish eligibility requirements for ownership of the classes of the Company’s Common Shares (Class A Common Shares Only).

FOR 318	AGAINST 135	ABSTAIN 34	NON VOTE 0

(B) To amend transfer restrictions and repurchase rights and obligations with respect to Class A Common Shares and Class B Common Shares (Class A Common Shares Only).

FOR 314	AGAINST 137	ABSTAIN 36	NON VOTE 0

(C) To establish transfer restrictions and repurchase and redemption rights and obligations with respect to Class C Common Shares (Class A Common Shares Only).

FOR 311	AGAINST 136	ABSTAIN 40	NON VOTE 0

(D) To establish transfer restrictions and repurchase and redemption rights and obligations with respect to Class D Common Shares (Class A Common Shares Only).

FOR 307	AGAINST 138	ABSTAIN 42	NON VOTE 0

(E) To establish a maximum percentage of Class C Common Shares that may be outstanding (Class A Common Shares Only).

FOR 324	AGAINST 124	ABSTAIN 39	NON VOTE 0

PROPOSAL 3:

Proposal to adjourn the special meeting if necessary or appropriate to permit further solicitation of proxies if there are not sufficient votes at the time of the special meeting to approve Proposal 1 and/or Proposal 2 (Class A Common Shares Only).

FOR 346	AGAINST 109	ABSTAIN 32	NON VOTE 0

ITEM 9.01 Financial Statements and Exhibits

Exhibit 3(a)	Second Amended and Restated Articles of Incorporation of DCP Holding Company

Exhibit 3(b)	Second Amended and Restated Code of Regulations of DCP Holding Company

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DCP Holding Company

Date: January 15, 2014	/s/	Robert C. Hodgkins, Jr.
Robert C. Hodgkins, Jr.
Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit 3(a)	Second Amended and Restated Articles of Incorporation of DCP Holding Company

Exhibit 3(b)	Second Amended and Restated Code of Regulations of DCP Holding Company